AMENDMENT NO. 43

TO THE

FIRST RESTATED

MASTER DISTRIBUTION AGREEMENT

(ALL CLASSES OF SHARES EXCEPT CLASS B AND CLASS BX SHARES)

This Amendment, dated as of December 30, 2013, amends the First Restated Master Distribution Agreement (all Classes of shares except Class B and Class BX Shares) (the “Agreement”) made as of the 18th day of August, 2003, as subsequently amended, and as restated the 20th day of September, 2006, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as “Fund”, or collectively, “Funds”), severally, on behalf of each of its series of beneficial interest set forth on Schedule A to the Agreement, (each, a “Portfolio”), with respect to each class of shares except Class B and Class BX Shares (the “Shares”) of each Portfolio, and Invesco Distributors, Inc., a Delaware corporation (the “Distributor”).

WHEREAS, the parties agree to amend the Agreement to remove Invesco Disciplined Equity Fund;

Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

“SCHEDULE A

TO

FIRST RESTATED

MASTER DISTRIBUTION AGREEMENT

(All Classes of Shares Except Class B and Class BX Shares)

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

Invesco Core Plus Bond Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Floating Rate Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Global Real Estate Income Fund –	Class A
Class C
Class Y
Class R5
Class R6

Invesco Low Volatility Equity Yield Fund –	Class A
Class C
Class R
Class Y
Class R5
Investor Class

Invesco California Tax-Free Income Fund –	Class A
Class C
Class Y

Invesco Equally-Weighted S&P 500 Fund –	Class A
Class C
Class R
Class Y
Class R6

Invesco S&P 500 Index Fund –	Class A
Class C
Class Y

Invesco American Franchise Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Equity and Income Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Growth and Income Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Pennsylvania Tax Free Income Fund –	Class A
Class C
Class Y

Invesco Small Cap Discovery Fund –	Class A
Class C
Class Y
Class R5

Class R6

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

Invesco Charter Fund –	Class A
Class C
Class R
Class S
Class Y
Class R5
Class R6

Invesco Diversified Dividend Fund –	Class A
Class C
Class R
Class Y
Class R5
Investor Class
Class R6

Invesco Summit Fund –	Class A
Class C
Class P
Class S
Class Y
Class R5

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

Invesco European Small Company Fund –	Class A
Class C
Class Y

Invesco Global Core Equity Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco International Small Company Fund –	Class A
Class C
Class Y
Class R5
Class R6

Invesco Small Cap Equity Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

Invesco Balanced-Risk Retirement Now Fund–	Class A
Class AX
Class C
Class CX
Class R
Class RX
Class Y
Class R5
Class R6

Invesco Balanced-Risk Retirement 2020 Fund–	Class A
Class AX
Class C
Class CX
Class R
Class RX
Class Y
Class R5
Class R6

Invesco Balanced-Risk Retirement 2030 Fund–	Class A
Class AX
Class C
Class CX
Class R
Class RX
Class Y
Class R5
Class R6

Invesco Balanced-Risk Retirement 2040 Fund–	Class A
Class AX
Class C
Class CX
Class R
Class RX
Class Y
Class R5
Class R6

Invesco Balanced-Risk Retirement 2050 Fund–	Class A
Class AX
Class C
Class CX
Class R
Class RX
Class Y
Class R5
Class R6

Invesco Convertible Securities Fund–	Class A
Class C

Class Y
Class R5
Class R6

Invesco Global Low Volatility Equity Yield
Core Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Growth Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Class R5

Invesco Income Allocation Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco International Allocation Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Mid Cap Core Equity Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Moderate Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Class R5

Invesco Conservative Allocation Fund –	Class A
Class C
Class R
Class S
Class Y
Class R5

Invesco Small Cap Growth Fund –	Class A
Class C
Class R
Class Y
Class R5
Investor Class
Class R6

Invesco U.S. Mortgage Fund –	Class A
Class C
Class Y
Class R5

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

Invesco Asia Pacific Growth Fund –	Class A
Class C
Class Y

Invesco European Growth Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Global Growth Fund –	Class A
Class C
Class Y
Class R5
Class R6

Invesco Global Opportunities Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Select Opportunities Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Global Small & Mid Cap Growth Fund –	Class A
Class C
Class Y
Class R5

Invesco International Core Equity Fund –	Class A
Class C
Class R
Class Y
Class R5
Investor Class
Class R6

Invesco International Growth Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

Invesco All Cap Market Neutral Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Balanced-Risk Allocation Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Balanced-Risk Commodity Strategy
Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco China Fund –	Class A
Class C
Class Y
Class R5

Invesco Developing Markets Fund –	Class A
Class C
Class Y
Class R5
Class R6

Invesco Emerging Market Local Currency Debt
Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Emerging Markets Equity Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Global Health Care Fund –	Class A
Class C
Class Y
Investor Class

Invesco Global Market Neutral Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Global Markets Strategy Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Global Targeted Returns Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco International Total Return Fund –	Class A
Class C
Class Y
Class R5
Class R6

Invesco Long/Short Equity Fund –	Class A
Class C
Class R

Class Y
Class R5
Class R6

Invesco Low Volatility Emerging Markets Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Macro International Equity Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Macro Long/Short Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Endeavor Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Select Companies Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Pacific Growth Fund –	Class A
Class C
Class R
Class Y
Class R5

Invesco Premium Income Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

Invesco Global Real Estate Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco High Yield Fund –	Class A
Class C
Class Y
Class R5
Investor Class
Class R6

Invesco Limited Maturity Treasury Fund –	Class A
Class A2
Class Y
Class R5

Invesco Money Market Fund –	AIM Cash Reserve Shares
Class AX
Class C
Class CX
Class R
Class Y
Class R5
Investor Class

Invesco Real Estate Fund –	Class A
Class C
Class R
Class Y
Class R5
Investor Class
Class R6

Invesco Short Term Bond Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco U.S. Government Fund –	Class A
Class C
Class R
Class Y
Class R5

Investor Class

Invesco Corporate Bond Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

Invesco Energy Fund –	Class A
Class C
Class Y
Class R5
Investor Class

Invesco Gold & Precious Metals Fund –	Class A
Class C
Class Y
Investor Class

Invesco Technology Fund –	Class A
Class C
Class Y
Class R5
Investor Class

Invesco Dividend Income Fund–	Class A
Class C
Class Y
Class R5
Investor Class
Class R6

Invesco Technology Sector Fund –	Class A
Class C
Class Y

Invesco American Value Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Comstock Fund –	Class A
Class C
Class R

Class Y
Class R5
Class R6

Invesco Mid Cap Growth Fund –	Class A
Class C
Class R
Class Y
Class R5
Class R6

Invesco Small Cap Value Fund –	Class A
Class C
Class Y

Invesco Value Opportunities Fund –	Class A
Class C
Class R
Class Y
Class R5

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

Invesco Tax-Exempt Cash Fund –	Class A
Class Y
Investor Class

Invesco Tax-Free Intermediate Fund –	Class A
Class A2
Class C
Class Y
Class R5

Invesco High Yield Municipal Fund –	Class A
Class C
Class Y
Class R5

Invesco Intermediate Term Municipal
Income Fund –	Class A
Class C
Class Y

Invesco Municipal Income Fund –	Class A
Class C
Class Y
Investor Class

Invesco New York Tax Free Income Fund –	Class A
Class C
Class Y

AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)

Premier Portfolio –	Investor Class

Premier Tax-Exempt Portfolio –	Investor Class

Premier U.S. Government Money Portfolio –	Investor Class

INVESCO SECURITIES TRUST

Invesco Balanced-Risk Aggressive Allocation Fund”

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

AIM FUNDS GROUP (INVESCO FUNDS GROUP)

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES TRUST)

INVESCO SECURITIES TRUST

on behalf of the Shares of each Portfolio listed on Schedule A

By:	/s/ John M. Zerr
John M. Zerr
Senior Vice President

INVESCO DISTRIBUTORS, INC.

By:	/s/ Brian C. Thorp
Brian C. Thorp
Vice President